Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	It is the Company’s practice not to time the disclosure of material non-public information for the purpose of affecting the value of executive compensation and not to take material non-public information into account when determining the timing or terms of equity awards for the purpose of affecting the value of executive compensation.

During the year ended December 31, 2024, none of our named executive officers was granted an equity award during the period beginning four business days before, and ending one business day after, the filing of a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information.
Award Timing MNPI Considered [Flag]	false